SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                          FORM 8-K


                        CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                         January 10, 2000


               KANSAS CITY SOUTHERN INDUSTRIES, INC.
        (Exact name of company as specified in its charter)


            DELAWARE                       1-4717               44-0663509
  (State or other jurisdiction      (Commission file         (IRS Employer
        of incorporation)                  number)        Identification Number)


        114 West 11th Street, Kansas City, Missouri 64105
       (Address of principal executive offices) (Zip Code)


        Company's telephone number, including area code:
                        (816) 983 - 1303


                          Not Applicable
      (Former name or former address if changed since last report)

Item 5.          Other Events

On January 10, 2000, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced that Stilwell Financial, Inc. ("Stilwell") has not yet received clearance from the Securities and Exchange Commission for its Form 10 Registration Statement. Stilwell and KCSI may be required to reclassify their subsidiary, Janus Capital Corporation, from a consolidated subsidiary to an equity investment for financial reporting purposes. If reclassification is required, the financial statements of KCSI and Stilwell would be restated, but any restatement would not materially impact Stilwell's or KCSI's net income or earnings per share.

The Company stated that the spin-off of Stilwell will be temporarily delayed until these matters are resolved and the Form 10 Registration Statement becomes effective.



Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.        Document
                 (99)               Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern Industries, Inc. dated January 10, 2000 entitled, "Kansas City Southern Industries, Inc. Reports Status of Stilwell Spin-Off", is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Kansas City Southern Industries, Inc.


Date: January 18, 2000          By:         /s/  Joseph D. Monello
                                   -------------------------------------------
                                               Joseph D. Monello
                                  Vice President and Chief Financial Officer
                                         (Principal Financial Officer)

EXHIBIT 99.1

Contact:                                     KCSI
    Landon H. Rowland (816-983-1393)       Kansas City Southern Industries, Inc.
    Chairman, President and
      Chief Executive Officer                               114 West 11th Street
                                                     Kansas City, Missouri 64105
    Joseph D. Monello (816-983-1213)
    Vice President & Chief Financial Officer
NYSE Symbol: KSU
                                    Release No. 2000-01:  Date: January 10, 2000


                                  NEWS RELEASE
                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       REPORTS STATUS OF STILWELL SPIN-OFF


Kansas City, Missouri

Kansas City Southern Industries, Inc. ("KCSI" or the "Company") announced that Stilwell Financial, Inc. ("Stilwell") has not yet received clearance from the Securities and Exchange Commission for its Form 10 Registration Statement. Stilwell and KCSI may be required to reclassify their subsidiary, Janus Capital Corporation, from a consolidated subsidiary to an equity investment for financial reporting purposes. If reclassification is required, the financial statements of KCSI and Stilwell would be restated, but any restatement would not materially impact Stilwell's or KCSI's net income or earnings per share.

The Company stated that the spin-off of Stilwell will be temporarily delayed until these matters are resolved and the Form 10 Registration Statement becomes effective.


       ****************************************************************

This news release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in KCSI's December 31, 1998 Form 10-K and the Current Report on Form 8-K/A dated June 3, 1997, each filed by the Company with the Securities and Exchange Commission (Commission File No. 1-4717). The Company will not update any forward-looking statements in this news release to reflect future events of developments.